Exhibit 10.15


               Norwest Bank Minnesota North, National Association

                      Fourth Amendment to Credit Agreement


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THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated as of the 1st day of June 2000, and is by and between A.S.V., Inc. (the "Borrower") and Norwest Bank Minnesota North, --- --------- National Association, a national banking association (the "Bank").

REFERENCE IS HEREBY MADE to that certain Credit Agreement dated May 22, 1997 (the "Agreement") and First Amendment to Credit Agreement dated June 30, 1998 and Second Amendment to Credit Agreement dated January 25, 1999 and Third Amendment to Credit Agreement dated June 9, 1999, ("the Agreement") whereby the Bank agreed to provide a Ten Million and 00/100 Dollars ($10,000,000.00) line of credit to be used for working capital with a Line Expiration Date of the earlier of Demand or June 1, 2000.

WHEREAS, the Bank is willing to grant the Borrower's request, subject to the provisions of the Amendment;

NOW, THEREFORE, the Bank and the Borrower agree as follows:

1. All references in the Agreement to the Line Expiration Date of June 1, 2000 are hereby amended to on the earlier of DEMAND or June 1, 2001.

2. Page 6, Tangible Net Worth, of the Agreement is amended in its entirety as follows: Maintain a minimum Tangible Net Worth of at least $38,500,000.00 as of the end of each fiscal year.

THE BORROWER hereby represents and warrants to the Bank as follows:

         A. The Agreement constitutes a valid, legal and binding obligation owed by the Borrower to the Bank, subject to no counterclaim, defense, offset, abatements or recoupment.

         B. As of the date of the Amendment, (i) all of the representations and warranties contained in the Agreement are true and (ii) there exists no Event of Default and no event which, with the giving of notice or the passage of time, or both, could become an Event of Default.

         C. The execution, delivery and performance of this Amendment by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or by-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

         D. Except as modified by the Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment as of the date first written above.

A.S.V., Inc.                                NORWEST BANK MINNESOTA NORTH,
                                            NATIONAL ASSOCIATION
By:/s/ Thomas R. Karges                     By: /s/ Gerald K. Johnson
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Its CFO                                     Its Vice President